UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________

FORM 8-K

____________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 24, 2012

THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-147560	45-1226465
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4093 Oceanside Boulevard, Suite B, Oceanside, CA 92056

(Address of principal executive offices) (Zip Code)

(760) 295-7208

(Registrant’s telephone number, including area code)

______________________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ..

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

As previously reported and summarized, on August 24, 2012 we entered into a Master Dispute Resolution Agreement (the “MDRA”) with James P. Boyd (“Boyd”), Boyd Research, Inc., TMD Courses, Inc., Timothy G. Dixon and Gerry B. Berg; a License Agreement with Boyd Research, Inc. and TMD Courses, Inc. (the “License Agreement”); an Escrow Agreement with Boyd and with Chicago Title Company as escrow agent (the “Escrow Agreement”); and a Voting Agreement with Boyd (the “Voting Agreement”).

We are filing the MDRA, the License Agreement, the Escrow Agreement and the Voting Agreement as exhibits hereto.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Master Dispute Resolution Agreement, by and among us, James P. Boyd, Boyd Research, Inc., TMD Courses, Inc., Timothy G. Dixon and Gerry B. Berg, dated August 24, 2012
10.2	License Agreement, by and among us, Boyd Research, Inc. and TMD Courses, Inc., dated August 24, 2012
10.3	Escrow Agreement, by and among us and James P. Boyd and Chicago Title Company (as escrow agent), dated August 24, 2012
10.4	Voting Agreement, by and between us and James P. Boyd, dated August 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

August 30, 2012

THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.

By:      /s/ Tim G. Dixon

Name: Tim G. Dixon

Title:   President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Master Dispute Resolution Agreement, by and among us, James P. Boyd, Boyd Research, Inc., TMD Courses, Inc., Timothy G. Dixon and Gerry B. Berg, dated August 24, 2012
10.2	License Agreement, by and among us, Boyd Research, Inc. and TMD Courses, Inc., dated August 24, 2012
10.3	Escrow Agreement, by and among us and James P. Boyd and Chicago Title Company (as escrow agent), dated August 24, 2012
10.4	Voting Agreement, by and between us and James P. Boyd, dated August 24, 2012

3